GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

S&P 500 Index Fund

Premier Growth Equity Fund

Core Value Equity Fund

Small-Cap Equity Fund

Income Fund

Total Return Fund

Real Estate Securities Fund

(each a “Fund” and collectively the “Funds”)

Supplement Dated July 3, 2014

To the Statutory Prospectus dated May 1, 2014

Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund (the “State Street Money Market Fund”) replaced the GE Institutional Money Market Fund as the cash sweep vehicle for each Fund’s cash holdings. As a result, the contractual arrangement between GE Asset Management Incorporated (“GEAM”) and each Fund regarding the waiver of a portion of GEAM’s management fee relating to each Fund’s investment of its cash holdings in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”) was terminated effective June 26, 2014. Therefore, all references in the Prospectus to the GE Institutional Money Market Fund are removed and replaced with references to the State Street Money Market Fund, and all references in the Prospectus to the Fee Waiver Agreement are removed.

This Supplement should be retained with your

Prospectus for future reference.